UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2013 (December 13, 2012)

HONDO MINERALS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-54326	26-1240056
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15303 N. Dallas Parkway, Suite 1050
Addison, Texas 75001
(Address of principal executive offices)

(214) 444-7444
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE

This Amendment No. 1 (the “Amendment”) to Hondo Minerals Corporation’s (the “Company”) Current Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2013, is being filed solely for the purpose of attaching Exhibit 7.1, correspondence from its independent accountant, KWCO, PC regarding Non-Reliance on the Consolidated Financial Statements of the Company for the year ended July 31, 2012.  No other changes have been made to the Form 8-K. This Amendment speaks as of the original date of the Form 8-K, does not reflect events that may have occurred subsequent to the filing of the Form 8-K and does not modify or update in any way disclosures made in the Form 8-K other than as described above.

ITEM 4.02.	NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On or about December 13, 2012, the Company received notice from its independent accountant that its Consolidated Financial Statements for the year ended July 31, 2012 should no longer be relied upon.

The July 31, 2012 Consolidated Financial Statements of the Company originally reported the settlement of a lawsuit through the issuance of the Company’s common stock as an equity transaction.  Since there were an indefinite number of common shares to be issued in settlement of the debt, that transaction needed to be reclassified from an equity transaction to a liability transaction, and be recorded as a $1,668,554 Common Stock Liability rather than Additional Paid-In Capital.  The number of shares to be issued pursuant to the liability is issued at a discount to the Company’s market value of the stock; therefore, a derivative liability/expense needed to be recorded.

On December 21, 2012, the Company filed an Amended Annual Report on Form 10-K/A (“Form 10-K/A”) containing the Company's Restated Financial Statements for the year ended July 31, 2012, Restated Notes to the Financial Statements, and restated financials located in the Results of Operations section of the Form 10-K/A under Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations.  The Consolidated Financial Statements were restated to reclassify the aforementioned transaction as a liability transaction and record a $1,668,554 Common Stock Liability.

The officers and directors of the Company discussed the foregoing matters with its independent accountant.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Amended Current Report on Form 8-K/A.

Exhibit No.	Description

7.1	Letter from KWCO, PC regarding Non-Reliance dated August 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HONDO MINERALS CORPORATION

Date: August 7, 2013	By:	/s/ William R. Miertschin
Name: William R. Miertschin
Title: President and Chief Executive Officer